Exhibit 99.1

PRESS RELEASE

Merchants Bank Completes Private Securitization of $1.2 billion in Multifamily Loans

For Release September 22, 2022

CARMEL, Indiana – Merchants Bancorp (“Merchants”) (Nasdaq: MBIN), parent company and registered bank holding company of Merchants Bank of Indiana (“Merchants Bank”), today announced that Merchants Bank completed a private securitization of $1.2 billion of first-lien floating-rate multifamily bridge loans via a real estate mortgage investment conduit (REMIC). In this transaction Merchants Bank acquired senior certificates representing approximately 86.6% of the beneficial interests and unaffiliated, third-party institutional investors purchased subordinate certificates representing the remaining interests. Merchants Bank’s wholly owned subsidiary, Merchants Capital Corp., will continue to service the loans. Through this transaction it is expected that Merchants Bank will reduce its risk-weighted assets and receive capital relief under current risk-based capital rules.

About Merchants Bancorp

Ranked as a top performing U.S. public bank by S&P Global Market Intelligence, Merchants Bancorp is a diversified bank holding company headquartered in Carmel, Indiana operating multiple lines of business, including multi-family housing and healthcare facility financing and servicing; mortgage warehouse financing; retail and correspondent residential mortgage banking; agricultural lending; and traditional community banking. Merchants Bancorp, with $11.1 billion in assets and $8.3 billion in deposits as of June 30, 2022, conducts its business primarily through its direct and indirect subsidiaries, Merchants Bank of Indiana, Merchants Capital Corp., Merchants Asset Management, LLC, Merchants Capital Investments, LLC, Farmers-Merchants Bank of Illinois, Merchants Capital Servicing, LLC, and Merchants Mortgage, a division of Merchants Bank of Indiana. For more information and financial data, please visit Merchants’ Investor Relations page at investors.merchantsbancorp.com.

Forward-Looking Statements

This press release includes “forward-looking” statements as that term is defined in the United States Private Securities Litigation Reform Act of 1995, including with respect to the timing and size of the offering and the anticipated use of proceeds, which statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to those that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Merchant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and other periodic filings with the SEC from time to time (which are available at www.sec.gov). Potential investors should note that the forward-looking statements included in this press release are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “continue,” “will,” “will likely result,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “goal,” “target,” “outlook,” “aim,” “annualized,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Merchant’s industry, management’s beliefs and certain assumptions made by Merchant’s management, many of which, by their nature, are inherently uncertain and beyond Merchant’s control. Any forward-looking statements presented herein are made only as of the date of this press release, and Merchants does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Media Contact: Rebecca Marsh

Merchants Bancorp

Phone: (317) 805-4356

Email: rmarsh@merchantsbankofindiana.com

Investor Contact: John Macke

Merchants Bancorp

Phone: (317) 536-7421

Email: jmacke@merchantsbankofindiana.com

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